UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2023

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 400 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598 5410
Registrant’s telephone number, including area code
233 Wilshire Blvd. Suite 400, Santa Monica, CA 90401

(Former name or former address if changed since last report,)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPNT	Nasdaq Stock Market LLC

Item 8.01 Other Events.
On February 6, 2023, Opiant Pharmaceuticals, Inc. (“Opiant”) issued a press release announcing that, with respect to the pending acquisition of Opiant by Indivior Inc., a Delaware corporation (“Parent”) and a wholly owned subsidiary of Indivior PLC (“Indivior”) (the “Merger”), on February 2, 2023, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired. A copy of the press release is filed as Exhibit 99.1 hereto.
On February 7, 2023, Opiant issued a press release announcing that, with respect to the Merger, on February 6, 2023, the parties received written notice from the Committee on Foreign Investments in the United States that it had determined that there were no unresolved national security concerns regarding the transaction and that it had concluded action under Section 721 of the Defense Production Act of 1950, as amended, thereby clearing the transaction contemplated by the Merger Agreement. The press release also announced that the Competition and Markets Authority in the United Kingdom elected to take no action with regard to the Merger. A copy of the press release is filed as Exhibit 99.2 hereto.

The parties have received all necessary regulatory clearances required pursuant to the previously announced Agreement and Plan of Merger, dated as of November 13, 2022 (the “Merger Agreement”), by and among Opiant, Parent and Olive Acquisition Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger is expected to close in the first quarter of 2023, subject to the approval of Opiant’s stockholders and other customary closing conditions.
Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue”, negatives thereof or similar expressions. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future and are not guarantees. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievement to be materially different from the results of operations or plans expressed or implied by such forward-looking statements.
Opiant cannot predict all of the risks and uncertainties. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that Opiant’s objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found at various places throughout this document and include information concerning possible or assumed future results of Opiant’s operations, the expected closing date of the Merger, the achievement and value of contingent value rights in connection with the Merger; business strategies; future cash flows; financing plans; plans and objectives of management, any other statements regarding future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement or the failure to satisfy the remaining conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring Opiant to pay a termination fee; (3) the risk that the Merger disrupts Opiant’s current business and financing plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on Opiant’s ability to retain and hire key personnel and maintain relationships with its suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on Opiant’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that Opiant’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against Opiant and others; (9) other factors that could affect Opiant’s business such as, without limitation, our ability to obtain and maintain regulatory approvals for our products; results of clinical studies; technological breakthroughs in reversing opioid overdoses and treating patients; and delays or unplanned expenditures in product development, clinical testing or manufacturing; and (10) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.
In addition, please refer to the documents that Opiant files with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Opiant’s operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Except as required by law, Opiant is not under any duty to update any of the information in this document.
Important Additional Information and Where to Find It
This communication is being made in respect of the Merger involving Opiant, Parent and Merger Sub. A meeting of the stockholders of Opiant will be held on March 1, 2023 to seek stockholder approval in connection with the Merger. In connection with the Merger, on January 4, 2023, Opiant filed with the SEC a definitive proxy statement and other relevant documents seeking the approval from stockholders of Opiant for the respective transaction-related proposals. This document is not a substitute for the proxy statement or any other document that Opiant may file with the SEC. INVESTORS AND STOCKHOLDERS OF OPIANT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPIANT AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Opiant with the SEC at the SEC’s website at www.sec.gov.
Opiant and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Opiant’s stockholders in connection with the Merger will be set forth in Opiant’s definitive proxy statement for its stockholder meeting at which the Merger will be submitted for approval by Opiant’s stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. You may also find additional information about Opiant’s directors and executive officers in Opiant’s definitive proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 18, 2022 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1	Press Release of Opiant Pharmaceuticals, Inc., dated February 6, 2023
99.2	Press Release of Opiant Pharmaceuticals, Inc., dated February 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPIANT PHARMACEUTICALS, INC.

Date: February 7, 2023	By:	/s/ David O'Toole
David O’Toole
Chief Financial Officer